THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND

Supplement dated November 21, 2001 to Prospectus dated February 28, 2001

On November 14, 2001, the Board of Trustees of Third Avenue Trust authorized the institution of a redemption fee of 1% for shares held by an investor for less than one year for the Third Avenue Small-Cap Value Fund to be effective for shares purchased after January 1, 2002.

The following information replaces similar information under the heading "Early Redemption Fee" found in the "How to Redeem Shares" section beginning on page 12.

Early Redemption Fee

If you redeem or exchange shares of Third Avenue Real Estate Value Fund or Third Avenue Small-Cap Value Fund ("the Funds") which you have held less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee for Third Avenue Small-Cap Value Fund applies only to shares purchased after January 1, 2002. This fee is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser, and does not benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time. The fee applies to redemptions from the Funds and exchanges to other Third Avenue Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Funds. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For these purposes and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. No fee will be payable by shareholders who are omnibus or similar account customers of certain Fund-approved broker-dealers and other institutions that do not allow for the deduction of the redemption fee from customer accounts.

The following information replaces the first paragraph under the heading "Inter-Fund Exchange Privilege" found in the "How to Exchange Shares" section on page 14.

You may exchange shares of one Fund of the Trust for shares of another Fund, in writing or by telephone, at net asset value without the payment of any fee or charge, except that a fee will be applicable upon the exchange of shares of Third Avenue Real Estate Value Fund or Third Avenue Small-Cap Value Fund, as applicable, that you held for less than one year. See "How to Redeem Shares - Early Redemption Fee" for details. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes. If you want to use this exchange privilege, you should elect the service on your account application.